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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 13, 2002
                                                   -------------



                          ASPECT MEDICAL SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                       0-24663                 04-2985553
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)




141 Needham Street, Newton, Massachusetts                           02464
-----------------------------------------                        ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (617) 559-7000
                                                     --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     The Audit Committee of the Board of Directors (the "Audit Committee") of Aspect Medical Systems, Inc. (the "Company") annually considers and recommends to the Company's Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on June 13, 2002, dismissed the Company's independent accountants, Arthur Andersen LLP ("Andersen"), and on June 19, 2002 engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent auditors and to audit the Company's consolidated financial statements for the fiscal year ending
December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of Andersen's dismissal, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with its report on the Company's consolidated financial statements for such years, and (ii) no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of Andersen's letter to the Securities and Exchange Commission, dated June 19, 2002, stating Andersen's agreement with such statements.

     During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of E&Y's engagement, the Company has not consulted E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)      Exhibits

          Exhibit Number          Description
          --------------          -----------
               16.1               Letter from Arthur Andersen LLP to the
                                  Securities and Exchange Commission,
                                  dated June 19, 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASPECT MEDICAL SYSTEMS, INC.



                                  By:   /s/ J. Neal Armstrong
                                        -------------------------------------
                                  Name:    J. Neal Armstrong
                                  Title:   Vice President and Chief Financial
                                           Officer

Date:    June 19, 2002



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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
16.1                Letter from Arthur Andersen LLP to the Securities and
                    Exchange Commission, dated June 19, 2002.